Tactical Income ETF

TBND

A Series of the Collaborative Investment Series Trust

June 23, 2020

Supplement to the Prospectus dated June 7, 2019

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Effective July 1, 2020, the expense limitation for the Fund’s shares will increase from 1.29% to 1.44% of the Fund’s average daily net assets. Any disclosures in the Prospectus or Statement of Additional Information to the contrary should be disregarded.

The following replaces the Fees and Expenses table and Expense Example in the Prospectus to reflect the new expense limitation.

FEES AND EXPENSES OF THE FUND

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.84%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.57%
Acquired Fund Fees and Expenses(2)	0.30%
Total Annual Fund Operating Expenses	1.71%

(1) Other Expenses are estimated for the Fund’s current fiscal year.

(2) Acquired Fund Fees and Expenses, which are estimated for the Fund’s current fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the Fund’s operating expense limitation agreement will only be in place for the term specified above. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years

      $174

$539

The “Management of the Fund” section has been replaced by the following:

MANAGEMENT OF THE FUND

Investment Adviser

Belpointe Asset Management, LLC, located at 125 Greenwich Avenue, Greenwich, CT 06830, serves as investment adviser to the Fund. Subject to the authority of the Board, the Adviser is responsible for the overall management of the Fund’s business affairs. The Adviser is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies, and restrictions.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Investment Advisory Agreement”), the Fund pays the Adviser, on a monthly basis, an annual advisory fee of 0.84% of the Fund’s average daily net assets. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement for will be available in the Fund’s next annual or semi-annual shareholder report.

Belpointe has contractually agreed to reduce its fees and to reimburse expenses, at least through July 31, 2021 to ensure that Net Annual Fund Operating Expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments, (such as option fees and expenses or swap fees and expenses); or (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.44%.

Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance

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This Supplement to the Fund's Prospectus and Statement of Additional Information, each dated June 7, 2019, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling toll-free 1-(855) 510-1763.

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